UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 8, 2024

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On October 8, 2024 (the “Closing Date”), Tellurian Inc., a Delaware corporation (“Tellurian” or the “Company”), completed its previously announced merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 21, 2024, by and among the Company, Woodside Energy Holdings (NA) LLC, a Delaware limited liability company (“Parent”), and Woodside Energy (Transitory) Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Tellurian (the “Merger”), with Tellurian continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was consummated. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Tellurian’s common stock (the “Common Stock”) outstanding immediately prior to the Effective Time (subject to certain customary exceptions specified in the Merger Agreement) was cancelled and converted automatically into the right to receive $1.00 in cash, without interest (the “Merger Consideration”), and subject to applicable taxes. Pursuant to the Merger Agreement, at the Effective Time, each share of Tellurian’s Series C Convertible Preferred Stock (the “Preferred Stock”) outstanding immediately prior to the Effective Time (subject to certain customary exceptions specified in the Merger Agreement) was cancelled and converted automatically into the right to receive $8.16489 per share in cash, without interest, and subject to applicable taxes, in accordance with the terms of the certificate of designations of the Preferred Stock.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding Tellurian option to purchase Common Stock (the “Options”) was canceled and converted into the right to receive an amount in cash, without interest and subject to applicable taxes, equal to the product of (i) the amount by which the Merger Consideration exceeds the exercise price of such Option and (ii) the aggregate number of shares issuable upon the exercise of such Option. Any Option with an exercise price that is equal to or greater than the Merger Consideration was cancelled without the payment of consideration.

At the Effective Time, shares of Tellurian restricted stock, restricted stock units and tracking units were converted into the right to receive the Merger Consideration, subject in some cases to continuing vesting requirements, as set forth in the Merger Agreement.

At the Effective Time, each outstanding warrant to purchase Common Stock (a “Company Warrant”) issued under that certain Warrant to Purchase Common Stock, dated April 29, 2020, by and between the Company and an institutional investor, automatically and without any required action on the part of the holder thereof, ceased to represent a warrant exercisable for Common Stock and became a warrant exercisable solely for the Merger Consideration; provided, that if the warrant holder properly requests in accordance with the terms of the Company Warrant before the 30th day after the date of this Form 8-K, then the Company will purchase the Company Warrant from the holder of the Company Warrant by paying, in cash, to the holder of the Company Warrant, within ten (10) business days after such request, an amount equal to the Black Scholes Value (as defined in the Company Warrant) of the remaining unexercised portion of the Company Warrant as of the Effective Time.

The foregoing descriptions of the Merger Agreement are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Common Stock

On the Closing Date, in connection with the consummation of the Merger, Tellurian notified NYSE American LLC (the “NYSE”) that the Merger had been consummated and requested that the trading of its Common Stock on the NYSE be suspended and that the listing of its Common Stock on the NYSE be withdrawn. In addition, Tellurian requested that NYSE file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to report the delisting of its Common Stock from the NYSE and to deregister its Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a Form 15 to suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

8.25% Senior Notes due 2028

In connection with the consummation of the Merger, the Company notified the NYSE on October 9, 2024 of its intention to voluntarily delist from the NYSE and deregister its 8.25% Senior Notes due 2028 (CUSIP Number 87968A203) (the “Senior Notes”) by filing with the SEC a notification on Form 25 regarding the delisting of its Senior Notes from the NYSE and to deregister its Senior Notes under Section 12(b) of the Exchange Act on or about October 21, 2024. The Company expects the delisting of the Senior Notes to become effective on or about October 31, 2024. After the delisting of the Senior Notes, the Company intends to file with the SEC a Form 15 to suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

The Company has instructed the trustee for the Senior Notes, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), to disseminate a Notice of Redemption (the “Redemption Notice”) to all registered holders of the Senior Notes. The Company will redeem all of the outstanding Senior Notes on November 8, 2024 (the “Redemption Date”). The redemption price for the Senior Notes is $25.75 per note, plus accrued and unpaid interest to, but excluding, the Redemption Date. Book-entry interests in the Senior Notes represented by global notes will be redeemed in accordance with the standard procedures of The Depository Trust Company.

This Current Report on Form 8-K does not constitute a notice of redemption with respect to the Senior Notes. The Company called the Senior Notes for redemption only by, and pursuant to the terms of, the Redemption Notice.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Separation Agreements

On the Closing Date, the Company and the Company’s subsidiary, Tellurian Services LLC (“Employer”), entered into a separation agreement and general release with each of Daniel A. Belhumeur, President, Tellurian Inc., Samik Mukherjee, President, Tellurian Investments, and Simon G. Oxley, Executive Vice President and Chief Financial Officer (collectively, the “Executive Separation Agreements” and, each an “Executive Separation Agreement”). Pursuant to the Executive Separation Agreements, Messrs. Belhumeur, Mukherjee and Oxley (each, an “Executive”) are entitled to the compensation and benefits provided in accordance with the amended and restated Tellurian Inc. Executive Severance Plan (as amended, the “A&R Executive Severance Plan”) in exchange for a release of claims against the Company, Employer, Parent and related parties, including, the following: (i) cash severance in an aggregate amount equal 100% of the Executive’s current annual base salary, payable in a single lump sum; (ii) an additional cash amount equal to 100% of the Executive’s target short-term incentive under the Tellurian Inc. Incentive Compensation Program for 2024, payable in a single lump sum; (iii) subject to the Executive’s timely election of continuation coverage under COBRA, subsidized COBRA continuation coverage for the Executive and the Executive’s eligible dependents for up to 18 months; and (iv) outplacement services at a level commensurate with the Executive’s position for a period of 18 months following the separation date.

In addition, subject to the Executive’s release of claims against the Company, Employer, Parent and related parties, the Executive Separation Agreements with Messrs. Mukherjee and Oxley provide for the payment of an amount equal to $3,600,000 to each of Messrs. Mukherjee and Oxley in accordance with those previously disclosed amendments to the Executives’ cash incentive awards, payable in a single lump sum. The Executive Separation Agreement with Mr. Belhumeur provides for the payment of an amount equal to $4,500,000 to Mr. Belhumeur in accordance with the previously disclosed amendment to Mr. Belhumeur’s cash incentive award, payable in a single lump sum on the day following the Closing Date (together with the amendments to Messrs. Mukherjee’s and Oxley’s cash incentive awards, the “CIP Award Amendments”).

The foregoing descriptions of the Executive Separation Agreements, the A&R Executive Severance Plan and the CIP Award Amendments do not purport to be complete and are subject to, and qualified in their entirety, by the full text of the forms of CIP Award Amendments and the A&R Executive Severance Plan, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated into this Item 5.02 of this Current Report on Form 8-K by reference, and the full text of the form of Executive Separation Agreement, which is attached as Exhibit 10.3 hereto, and is incorporated into this Item 5.02 of this Current Report on Form 8-K by reference.

Directors and Officers

In connection with the consummation of the Merger, all of the directors and officers of the Company ceased to be directors or officers of the Company at the Effective Time, and, at the Effective Time, Daniel Hamilton, Daniel Kalms and Vanessa Martin became the directors of the Company (as the surviving corporation), and Daniel Kalms became the President of the Company (as the surviving corporation). The departures of the former directors were in connection with the Merger and not due to any disagreement with the Company on any matter.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger and pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety, and such amended and restated certificate of incorporation became the certificate of incorporation of the Company (as the surviving corporation). Immediately after the Effective Time, the Company’s bylaws were amended and restated in their entirety by action of the Company’s board of directors. Copies of the Company’s amended and restated certificate of incorporation and bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On October 8, 2024, Woodside Energy Group Ltd, the indirect parent of Parent, issued a press release announcing the completion of the Merger.

On October 9, 2024, the Company announced its intention to voluntarily delist and deregister its Senior Notes from the NYSE and to instruct the Trustee to disseminate the Redemption Notice to all registered holders of the Senior Notes, which press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

The full text of the press releases are included as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press releases attached hereto as Exhibit 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1‡	Agreement and Plan of Merger, dated as of July 21, 2024, by and among Tellurian Inc., Woodside Energy Holdings (NA) LLC, and Woodside Energy (Transitory) Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tellurian Inc. with the SEC on July 22, 2024)

3.1	Fifth Amended and Restated Certificate of Incorporation of Tellurian Inc.

3.2	Third Amended and Restated By-Laws of Tellurian Inc., effective as of October 8, 2024

10.1	Form of CIP Award Amendment, dated as of July 18, 2024 (Daniel Belhumeur, Samik Mukherjee, Simon Oxley) (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Tellurian Inc. with the SEC on July 22, 2024)

10.2	Tellurian Inc. Executive Severance Plan, amended and restated as of July 21, 2024 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by Tellurian Inc. with the SEC on July 22, 2024)

10.3	Form of Executive Separation Agreement

99.1	Press Release, dated October 8, 2024

99.2	Press Release, dated October 9, 2024

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (included as Exhibit 101)

‡	Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the SEC upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: October 9, 2024	By:	/s/ Daniel Kalms
	Name:	Daniel Kalms
	Title:	President